C45133

Articles of Incorporation

(PURSUANT TO NRS 78)

STATE OF NEVADA

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

DEC 29 1994

20283-94

CHERYL A. LAU SECRETARY OF STATE

No. (For filing office use)

OFFICE OF THE
Secretary of State
Capital Complex
Carson City, Nevada 89710
Telephone (702) 687-5203

(For filing office use)

IMPORTANT: Read instructions on reverse side of before completing this form.

TYPE OR PRINT (BLACK INK ONLY)

1. **NAME OF CORPORATION:** TOP FLIGHT SOFTWARE, INC.

2. **RESIDENT AGENT:** (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

   Name of Resident Agent: GATEWAY ENTERPRISES, INC.

   Street Address: 3230 E. FLAMINGO ROAD, SUITE 156, (Street No. / Street Name) LAS VEGAS, (City) 89121 (Zip)

3. **SHARES:** (number of shares the corporation is authorized to issue)

   Number of shares with par value: 55,000,000 Par Value: $.001 Number of shares without par value: -0-

4. **GOVERNING BOARD:** shall be styled as (check one) XX Directors ____ Trustees

   The FIRST BOARD OF DIRECTORS shall consist of ONE (1) members and the names and addresses are as follows:

Name	Address	City/State/Zip
JOSEPH NEMELKA	1310 EAST 1600 SOUTH, MAPLETON, UTAH 84664	

5. **PURPOSE:** (optional - see reverse side): The purpose for the corporation shall be:

6. **PERSONAL LIABILITY** (pursuant to NRS 78.037): Check one XX Accept ____ Decline

   If you chose accept, please check one: ____ Limiting XX Eliminating

   This provision eliminates or limits the personal liability of directors, officers or stockholders fro damages for breach of fiduciary duty as a director or officer, but such provision must not eliminate or limit the liability of a director or officer for: (a)Acts or omissions which involve intentional misconduct, fraud or knowing violation of law; or (b) The payments of distributions in violation of NRS 78.300.

7. **OTHER MATTERS:** Any other matters to be included in these articles may be noted on separate pages and incorporated by reference herein as a part of these articles: Number of pages attached FIVE (5).

8. **SIGNATURES OF INCORPORATORS:** The names and addresses of each of the incorporators signing the articles: (signatures must be notarized)

   Signature: [signature]

   Address: 1310 EAST 1600 SOUTH, MAPLETON, UTAH 84664 (City/State/Zip)

   Signature

   Address City/State/Zip

   Signature

   Address City/State/Zip

Subscribed and sworn to before me this 28th day of December, 1994

[signature]

Notary Public

Notary Public
MELINDA K. ORTH
9939 So. Orchard View Dr
[illegible], Utah 84065
My Commission Expires
April 15, 1996
State of Utah

RECEIVED
DEC 29
Secretary of State

Certificate of Acceptance of Appointment of Resident Agent

I, GATEWAY ENTERPRISES, INC. hereby accept appointment as Resident Agent for the above named corporation.

[signature] 12-28-94

Signature of Resident Agent Date

Articles Of Incorporation
Of
TOP FLIGHT SOFTWARE, INC.

WE, THE UNDERSIGNED natural persons of the age of eighteen (18) years or more, acting as incorporators of a corporation under the Nevada Business Corporation Act, adopt the following Articles of Incorporation.

Article I
NAME

The Name of the corporation is Top Flight Software, Inc.

Article II
DURATION

The duration of the corporation is perpetual.

Article III
PURPOSES

The purpose or purposes for which this corporation is engaged are:

(a) To develop and market specialized software applications. Also, to acquire, develop, explore, and otherwise deal in and with all kinds of real and personal property and all related activities, and for any and all other lawful purposes.

(b) To acquire by purchase, exchange, gift, bequest, subscription, or otherwise; and to hold, own, mortgage, pledge, hypothecate, sell, assign, transfer, exchange, or otherwise dispose of or deal in or with its own corporate securities or stock or other securities including, without limitations, any shares of stock, bonds, debentures, notes mortgages, or other obligations, and any certificates, receipts or other instruments representing rights or interests therein on any property

or assets created or issued by any person, firm, associate, or corporation, or instrumentalities thereof; to make payment therefor in any lawful manner or to issue in exchange therefor in any lawful manner or to issue in exchange therefor its unreserved earned surplus for the purchase of its own shares, and to exercise as owner or holder of any securities, any and all rights, powers, and privileges in respect thereof.

(C) To do each and everything necessary, suitable, or proper for the accomplishment of any of the purposes or the attainment of any one or more of the subjects herein enumerated, or which may, at any time, appear conducive to or expedient for the protection or benefit of this corporation, and to do said acts as fully and to the same extent as natural persons might, or could do in any part of the world as principals, agents, partners, trustees, or otherwise, either alone or in conjunction with any other person, association, or corporation.

(d) The foregoing clauses shall be construed both as purposes and powers and shall not be held to limit or restrict in any manner the general powers of the corporation, and the enjoyment and exercise thereof, as conferred by the laws of the State of Nevada; and it is the intention that the purposes and powers specified in each of the paragraphs of this Article III shall be regarded as independent purposes and powers.

Articles IV

STOCK

The aggregate number of shares which this corporation shall have authority to issue is 55,000,000 shares. 50,000,000 shares of Common Stock having a par value of $.001 per share and 5,000,000 shares of Preferred Stock having a par value of $.001 per share. Stock of the corporation shall be of two classes, common and preferred, and both shall be issued in such classes and have such rights, preferences and designations as determined by the Board of Directors of the Corporation. Fully-paid stock of this corporation shall not be liable to any further call or assessment.

Article V

AMENDMENT

These Articles of Incorporation may be amended by the affirmative Vote of "a majority" of the shares entitled to vote on each such amendment.

Article VI
SHAREHOLDERS RIGHTS

The authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this corporation.

Article VII
INITIAL OFFICE AND AGENT

The registered office of the Corporation in the State of Nevada is 3230 E. Flamingo Road, Suite 156, Las Vegas, NV 89121. The registered agent in charge thereof at such address is Gateway Enterprises, Inc..

Article VIII
DIRECTORS

The directors are hereby given the authority to do any act on behalf of the corporation by law and in each instance where the Business corporation act provides that the directors may act in certain instances where the Articles of Incorporation authorize such action by the directors, the directors are hereby given authority to act in such instances without specifically numerating such potential action or instance herein.

The directors are specifically given the authority to mortgage or pledge any or all assets of the business with stockholders' approval.

The number of directors constituting the initial Board of Directors of this corporation is one (1). The names and addresses of persons who are to serve as Directors until the first annual meeting of stockholders or until their successors are elected and qualify are:

NAME	ADDRESS
JOSEPH NEMELKA	1310 EAST 1600 SOUTH MAPLETON, UTAH 84664

Articles IX

INCORPORATORS

The name and address of each Incorporator Is:

NAME	ADDRESS
JOSEPH NEMELKA	1310 EAST 1600 SOUTH MAPLETON, UTAH 84664

Article X

COMMON DIRECTORS - TRANSACTIONS BETWEEN CORPORATIONS

No contract or other transaction between this corporation and any on or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors or officers are financially interested, shall be either void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof, which authorizes, approves, or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested director; or (b) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent, or © the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee there of which authorizes, approves or ratifies such contract or transaction.

Article XI

LIABILITY OF DIRECTORS AND OFFICERS

No director or officer shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such person as a director or officer. Notwithstanding the foregoing sentence, a director or officer shall be liable to the extent provided by applicable law, (I) for acts or omissions which involve intentional misconduct,

fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of NRS 78.300.

The provisions hereof shall not apply to or have any effect on the liability or alleged liability of any officer or director of the Corporation for or with respect to any acts or omissions of such person occurring prior to such amendment.

Under penalties of perjury, I declare that these Articles of Incorporation have been examined by me and are, to the best of my knowledge and belief, true, correct and complete.

Dated this 28th day of December, 1994

Joseph Nemelka
JOSEPH NEMELKA

STATE OF UTAH)
) ss.
COUNTY OF Salt Lake)

On the 28th day of December, 1994, personally appeared before me, Joseph Nemelka, who being by me first duly sworn, declared that they are the persons who signed the foregoing document as incorporators and that the statements therein contained are true.

IN WITNESS THEREOF, I have hereunto set my hand and seal this 28th day of December, 1994.

Melinda K. Orth
NOTARY PUBLIC

Residing at 9939 So. Orchard View Dr.
So Jordan, UT 84065

My commission expires:

4-15-96

Notary Public
MELINDA K. ORTH
9939 So. Orchard View Dr.
South Jordan, Utah 84065
My Commission Expires
April 15, 1996
State of Utah

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

DEC 29 1994

20285-94

CHERYL A. LAU SECRETARY OF STATE

Certificate of Acceptance of Appointment by Resident Agent

In the matter of TOP FLIGHT SOFTWARE

I, GATEWAY ENTERPRISES, INC.

with address at Suite 156, Street 3230 EAST FLAMINGO ROAD,

Town of LAS VEGAS, County of CLARK, Zip Code 89121,

State of Nevada, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

Furthermore, that the mailing address for the above-registered office is:

3230 EAST FLAMINGO ROAD, SUITE 156

LAS VEGAS, Zip Code 89121, State of Nevada.

In witness whereof, I have hereunto set my hand this 28 day of December, 1994

GATEWAY ENTERPRISES, INC.

[signature]

Resident Agent

NRS 78.090 Except during any period of vacancy described in NRS 78.097, every corporation must have a resident agent, who may be either a natural person or a corporation, resident or located in this state. Every resident agent must have a street address, where he maintains an office for the service of process, and may be different from the street address. The address of the resident agent is the registered office of the corporation in this state. The resident agent may be any bank or banking corporation, or other corporation, located and doing business in this state.... The certificate of acceptance must be filed at the time of the initial filing of the corporate papers.

C14-98-24327 ($75-)

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

NOV 02 1998

No. C20283-94

Dean Heller
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

TOP FLIGHT SOFTWARE, INC.

I, the undersigned, Cornelius A. Hofman, President and Secretary, of Top Flight Software, Inc., a Nevada corporation (the "Corporation"), do hereby certify:

I

Pursuant to Section 78.390 of the Nevada Revised Statutes, Article I of the Articles of Incorporation of the Corporation shall be amended as follows:

ARTICLE I

The name of the Corporation is "Dendo Global Corp."

II

The foregoing amendment was adopted by Unanimous Consent of the sole member of the Board of Directors pursuant to Section 78.315 of the Nevada Revised Statutes, and by Consent of Majority Stockholder pursuant to Section 78.320 of the Nevada Revised Statutes.

III

The number of shares entitled to vote on the amendment was 2,775,000.

IV

The number of shares voted in favor of the amendment by consent was 2,500,000, with none opposing and none abstaining

Cornelius A. [illegible]man, President and Secretary

STATE OF IDAHO)
) ss
COUNTY OF [illegible])

On the 21 day of October, 1998, personally appeared before me, a Notary Public, Cornelius A. Hofman, who acknowledged that he is the President and Secretary of Top Flight Software, Inc., and that he is authorized to and did execute the above instrument.

CANDY TAYLOR NOTARY PUBLIC STATE OF IDAHO
(Notary Seal)

NOTARY PUBLIC

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C 20283-94

AUG 2 3 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation
For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation: Dendo Global Corp.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock: Please see attachment – 4,000,000 shares of Series A Convertible Preferred Stock

3. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

4. Officer Signature: [signature], Corporate Secretary

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

C20040825-0037

DESIGNATIONS, PREFERENCES AND RIGHTS OF
THE SERIES A CONVERTIBLE PREFERRED STOCK
OF
DENDO GLOBAL CORP.

Dendo Global Corp. (the "**Company**"), a corporation organized and existing under the Nevada Revised Statutes (the "**NRS**"), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Restated Articles of Incorporation, as amended, of the Company, and pursuant to Section 78.1955 of the NRS, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a series of the Company's previously authorized preferred stock, par value $.001 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of Four Million (4,000,000) shares of Series A Convertible Preferred Stock of the Company, as follows:

RESOLVED, that the Company is authorized to issue Four Million (4,000,000) shares of Series A Convertible Preferred Stock (the "**Preferred Shares**"), par value $.001 per share, which shall have the following powers, designations, preferences and other special rights:

(1) (I) Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a) "**Additional Amount**" means, on a per Preferred Share basis, the sum of (A) unpaid Default Interest through the date of determination plus (B) the product of (x) the result of the following formula: (0.05) (N/365) and (y) $1.00.

(b) "**Approved Stock Plan**" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to employees, officers or directors for services provided to the Company.

(c) "**Bloomberg**" means Bloomberg Financial Markets.

(d) "**Business Day**" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e) "**Calendar Quarter**" means each of the following periods: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

(f) "**Closing Bid Price**" and "**Closing Sale Price**" means, for any security as of any date, the last closing bid price and last closing trade price, respectively,

for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 2(c)(iii). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(g) **"Conversion Price"** means $0.50, subject to adjustment as provided herein.

(h) **"Convertible Securities"** means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

(i) **"Dividend Calculation Price"** means, with respect to any Dividend Date, that price which shall be computed as 90% of the arithmetic average of the Weighted Average Prices of the Common Stock on each of the five (5) consecutive trading days immediately preceding the second trading day immediately preceding such Dividend Date, as appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such five (5) trading day period.

(j) **"EBITDA"** means, for the most recent calendar quarter, the net income (or net loss) of the Company and its consolidated subsidiaries, determined in accordance with United States generally accepted accounting principles, consistently applied, plus (i) any provision for (or less any benefit from) income taxes, (ii) any deduction for interest expense, net of interest income, and (iii) depreciation and amortization expense. All determinations of the components of EBITDA shall be derived from the Company's then most recently filed Annual Report on Form 10-K or 10-KSB, as applicable, or Quarterly Report on Form 10-Q or 10QSB, as applicable.

(k) "**Equity Conditions**" means: (i) on each day during the period beginning six (6) months prior to the applicable date of determination and ending on and including the applicable date of determination (the "**Equity Conditions Measuring Period**"), either (x) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable upon conversion of the Preferred Shares or as Dividend Shares shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon conversion of the Preferred Shares or as Dividend Shares not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (iii) on each day during the Equity Conditions Measuring Period, the shares of Common Stock are designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iv) during the Equity Conditions Measuring Period, the Company shall have delivered Conversion Shares and Warrant Shares (as defined in the Securities Purchase Agreement) and other shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants to the holders on a timely basis; (v) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 4 hereof and any other rules or regulations of the Principal Market; (vi) during the Equity Conditions Measuring Period, there shall not have occurred the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated; and (vii) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document (as defined in the Securities Purchase Agreement).

(l) "**Eligible Market**" means the Principal Market, The New York Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq SmallCap Market.

(m) "**Excluded Securities**" means shares of Common Stock issued or deemed to be issued in accordance with Section 2(e) hereof by the Company: (i) pursuant to an Approved Stock Plan; (ii) upon issuance of the Preferred Shares or upon conversion of the Preferred Shares or as Dividend Shares; (iii) upon exercise of the Warrants; and (iv) issued upon exercise of Options or Convertible Securities which are outstanding on the date immediately preceding the Issuance Date, provided that such issuance of shares of Common Stock upon exercise of such Options or Convertible Securities is made

pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Issuance Date and such Options or Convertible Securities are not amended after the date immediately preceding the Issuance Date.

(n) "**Fundamental Transaction**" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock.

(o) "**Issuance Date**" means the first date on which Preferred Shares are issued pursuant to the Securities Purchase Agreement.

(p) "N" means the number of days from, but excluding, the last Dividend Date with respect to which dividends, along with any Default Interest, have been paid by the Company on the applicable Preferred Share, or the Issuance Date if no Dividend Date has occurred, through and including the date of determination for such Preferred Share for which such determination is being made.

(q) "**Options**" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(r) "**Parent Entity**" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(s) "**Person**" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(t) "**Principal Market**" means the principal exchange or market on which the Common Stock is listed and trades, which initially is the OTC Bulletin Board.

(u) "**Registration Rights Agreement**" means that certain registration rights agreement by and among the Company and the initial holders of the Preferred

Shares relating to the filing of a Registration Statement (as defined in such agreement) covering the resale of the shares of Common Stock issuable upon conversion of and as Dividend Shares on the Preferred Shares and exercise of the Warrants, as such agreement may be amended from time to time as provided in such agreement.

(v) "Required Holders" means the holders of the Preferred Shares representing at least a majority of the shares of Common Stock underlying the Preferred Shares then outstanding.

(w) "Securities Purchase Agreement" means that certain securities purchase agreement by and among the Company and the initial holders of the Preferred Shares, as such agreement may be amended from time to time as provided in such agreement.

(x) "Stated Value" means $1.00.

(y) "Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

(z) "Warrants" means the warrants to purchase shares of Common Stock issued by the Company pursuant to the Securities Purchase Agreement.

(aa) "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 2(c)(iii). All such determinations to be appropriately

adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(II) Dividends. The holders of the Preferred Shares shall be entitled to receive dividends ("**Dividends**") at a rate of 5.0% per annum (the "**Dividend Rate**"), which shall be cumulative, accumulate daily from the Issuance Date and be due and payable beginning on October 1, 2004 (the "**First Dividend Date**") and on the first day of each Calendar Quarter after the First Dividend Date (each, including the First Dividend Date, a "**Dividend Date**"). If a Dividend Date is not a Business Day, then the Dividend shall be due and payable on the Business Day immediately following such Dividend Date. Dividends shall be payable in cash, or, at the option of the Company, in shares of Common Stock ("**Dividend Shares**"), provided that the Dividends which accumulated during any period shall be payable as Dividend Shares only if the Company provides written notice to each holder of Preferred Shares at least ten (10) Business Days prior to the Dividend Date (the "**Dividend Notice Date**"). Dividends to be paid in Dividend Shares shall be paid in a number of fully paid and nonassessable shares (rounded up to the nearest whole share) of Common Stock equal to the quotient of (a) the Additional Amount divided by (b) the Dividend Calculation Price. If any Dividend Shares are to be paid on a Dividend Date, then the Company shall (X) provided that the Company's transfer agent (the "**Transfer Agent**") is participating in the Depository Trust Company ("**DTC**") Fast Automated Securities Transfer Program, upon the request of such holder, credit such aggregate number of Dividend Shares to which such holder shall be entitled to such holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) issue and deliver on the applicable Dividend Date, to each holder of Preferred Shares at such address as specified by such holder in writing to the Company at least two Business Days prior to the applicable Dividend Date, a certificate, registered in the name of such holder or its designee, for the number of Dividend Shares to which such holder shall be entitled. Notwithstanding the foregoing, the Company shall not be entitled to pay Dividends in shares of Common Stock and shall be required to pay such Dividends in cash if the Equity Conditions are not satisfied (or waived by the Holder) from and including the Dividend Notice Date through and including the applicable Dividend Date. Any accumulated and unpaid cash Dividend Payments which are not paid within five (5) Business Days of such accumulated and unpaid Dividends' Dividend Date shall bear interest at the rate of 15.0% per annum from such Dividend Date until the same is paid in full (the "**Default Interest**"). Notwithstanding any other provision in this Certificate of Designations to the contrary, no Dividends shall be required to be paid by the Company subsequent to the first fiscal quarter in which the Company has EBITDA of One Million Dollars ($1,000,000) or more.

(2) Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of the Company's Common Stock, par value $.001 per share (the "**Common Stock**"), on the terms and conditions set forth in this Section 2.

(a) Holder's Conversion Right. Subject to the provisions of Section 4, at any time or times on or after the Issuance Date, any holder of Preferred Shares shall be entitled to convert any whole or fractional number of Preferred Shares into fully paid and

nonassessable shares of Common Stock in accordance with Section 2(c) at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(b) Conversion. The number of shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 2 shall be determined according to the following formula (the "**Conversion Rate**"):

$$\frac{\text{Stated Value}}{\text{Conversion Price}}$$

(c) Mechanics of Conversion. The conversion of Preferred Shares shall be conducted in the following manner:

(i) Holder's Delivery Requirements. To convert Preferred Shares into shares of Common Stock on any date (the "**Conversion Date**"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "**Conversion Notice**") to the Company and the Transfer Agent and (B) if required by Section 2(c)(vii), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original certificates representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "**Preferred Stock Certificates**").

(ii) Company's Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall (A) as soon as practicable, but in any event within one (1) Business Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (B) on or before the second (2nd) Business Day following the date of receipt by the Company of such Conversion Notice (the "**Share Delivery Date**"), (I) if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer program, the Company shall cause the Transfer Agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system or (II) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion, as may be required pursuant to Section 2(c)(vii),

is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Preferred Stock Certificate(s) (the "**Preferred Stock Delivery Date**") and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

(iii) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the holder via facsimile (the "**Dispute Notice**") within one (1) Business Day of receipt of such holder's Conversion Notice or other date of determination. If such holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within two (2) Business Days of such Dispute Notice, then the Company shall within one (1) Business Day submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders or (B) the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company shall cause, at the Company's expense, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

(iv) Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(v) Company's Failure to Timely Convert.

(A) Cash Damages. Subject to Section 4, if the Company shall fail for any reason or for no reason to issue within five Business Days of the Conversion Date, a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder's conversion of the Preferred Shares, the Company shall pay as damages in cash to such holder on each day after such fifth Business Day that the issuance of such Common Stock is not timely effected an amount equal to 1.0% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis and to which the holder is entitled and (B) the Closing Sale Price of the Common Stock on the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating Section 2(c). In addition to any other rights available to a holder and the foregoing provisions, if the Company fails to deliver or cause to be delivered to the holder a certificate for the number of shares of Common

Stock to which the holder is entitled or to credit the holder's balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder's conversion of the Preferred Shares by the Business Day after the date on which delivery of such certificate is required hereby, and if on or after such Business Day the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the shares that the holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Business Days after the holder's request and in the holder's discretion, either (i) pay cash to the holder in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder a certificate or certificates representing such shares of Common Stock (the "Buy-In Shares") and pay cash to the holder in an amount equal to the product of (A) the number of Buy-In Shares, times (B) the excess (if any) of the Closing Sale Price on the date of the Buy-In over the Closing Sale Price on the date of delivery of the Buy-In Shares.

(B) Void Conversion Notice. If for any reason a holder has not received all of the shares of Common Stock to which such holder is entitled prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of Preferred Shares, then the holder, upon written notice to the Company, with a copy to the Transfer Agent, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Preferred Shares that have not been converted pursuant to such holder's Conversion Notice; provided that the voiding of a holder's Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 2(c)(v)(A) or otherwise.

(vi) Pro Rata Conversion. Subject to Section 4(b), in the event the Company receives a Conversion Notice from more than one holder of Preferred Shares for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares, the Company shall convert from each holder of Preferred Shares electing to have Preferred Shares converted at such time a pro rata amount of such holder's Preferred Shares submitted for conversion based on the number of Preferred Shares submitted for conversion on such date by such holder relative to the number of Preferred Shares submitted for conversion on such date.

(vii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Preferred Shares in accordance with the terms hereof, the holder thereof shall not be required to physically surrender the certificate representing the Preferred Shares to the Company unless the full or remaining number of Preferred Shares represented by the certificate are being converted. The holder and the Company shall maintain records showing the number of Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Preferred Shares

to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Preferred Shares represented by a certificate are converted as aforesaid, the holder may not transfer the certificate representing the Preferred Shares unless the holder first physically surrenders the certificate representing the Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder a new certificate of like tenor, registered as the holder may request, representing in the aggregate the remaining number of Preferred Shares represented by such certificate. The holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

> ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY'S CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 2(c)(vii) THEREOF. THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 2(c)(vii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.

(d) Taxes. The Company shall pay any and all documentary, stamp, transfer and other similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Preferred Shares.

(e) Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 2(e).

(i) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Issuance Date and while any Preferred Shares are outstanding, the Company issues or sells, or in accordance with this Section 2(e) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company but excluding Excluded Securities) for a consideration per share (the "New Securities Issuance Price") less than a price equal to the Conversion Price in effect immediately prior to such time (the "Applicable Price") (the foregoing, a "Dilutive Issuance"), then immediately after such issue or sale, the Conversion Price then in effect shall be reduced to an amount equal to the New Securities Issuance Price. For purposes of determining the adjusted Conversion Price under this Section 2(e)(i), the following shall be applicable:

(A) Issuance of Options. If the Company in any manner grants or sells any Options (not including Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(e)(i)(A), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

(B) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities (not including Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 2(e)(i)(B), the "lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 2(e)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(C) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options (not including Excluded Securities), the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities (not including Excluded Securities), or the rate at which any Convertible Securities (not including Excluded Securities) are convertible into or exchangeable or

exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(e)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of the Preferred Shares are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(D) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Sale Prices of such securities during the ten (10) consecutive trading days ending on the date of receipt of such securities. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of at least a majority of the Preferred Shares then outstanding. If the Required Holders and the Company are unable to reach agreement within ten days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within fifteen Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (I) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (II) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(iii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2(e) but not expressly provided for by such provisions, then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Preferred Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 2(e).

(iv) Notices.

(A) Immediately upon any adjustment of the Conversion Price pursuant to this Section 2(e), the Company will give written notice thereof to each holder of Preferred Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(B) The Company will give written notice to each holder of Preferred Shares at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(C) The Company will also give written notice to each holder of Preferred Shares at least ten (10) Business Days prior to the date on which any Fundamental Transaction, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(3) Other Rights of Holders.

(a) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 3(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred

Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Shares and this Certificate of Designations, including, without limitation, having a conversion price equal to the Conversion Price hereunder and having similar ranking to the Preferred Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the holders of Preferred Shares confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company's Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the holder of Preferred Shares would have been entitled to receive upon the happening of such Fundamental Transaction had the Preferred Shares been converted immediately prior to such Fundamental Transaction. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

(b) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holders of Preferred Shares will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(4) Limitation on Beneficial Ownership. The Company shall not effect and shall have no obligation to effect any conversion of Preferred Shares, and no holder of Preferred Shares shall have the right to convert any Preferred Shares, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person's affiliates) would have acquired, through conversion of Preferred Shares or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares

of Common Stock beneficially owned by a Person and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Person or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 4(a), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or 10-QSB, as applicable, Form 10-K or 10-KSB, as applicable, or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of Preferred Shares and exercise of the Warrants by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

(5) <u>Company's Right of Mandatory Conversion</u>.

(a) <u>Mandatory Conversion</u>. If at any time from and after the Issuance Date, (i) EBITDA equals or exceeds $1,000,000 (the "**EBITDA Requirement**") and (ii) the Equity Conditions shall have been satisfied or waived in writing by the Required Holders from and including the Mandatory Conversion Notice Date through and including the Mandatory Conversion Date (each, as defined below), the Company shall have the right to require each holder of the Preferred Shares to convert all or any portion of the Preferred Shares then outstanding as designated in the Mandatory Conversion Notice into fully paid, validly issued and nonassessable shares of Common Stock in accordance with the terms hereof at the Conversion Rate as of the Mandatory Conversion Date (a "**Mandatory Conversion**"). The Company may exercise its right to require conversion under this Section 5(a) by delivering within not more than two Trading Days following the satisfaction of the EBITDA Requirement a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Preferred Shares and the Transfer Agent (the "**Mandatory Conversion Notice**" and the date all of the holders received such notice is referred to as the "**Mandatory Conversion Notice Date**"). The Company may deliver one Mandatory Conversion Notice hereunder and the Mandatory Conversion Notice shall be irrevocable.

(b) Pro Rata Conversion Requirement. If the Company elects to cause a conversion of all or any portion of the outstanding Preferred Shares pursuant to Section 5(a), then it must simultaneously take the same action with respect to all Preferred Shares. If the Company elects to cause the conversion of Preferred Shares pursuant to Section 5(a) with respect to less than all of the outstanding Preferred Shares, then the Company shall require conversion of Preferred Shares from each of the holders of the Preferred Shares equal to the product of (I) the aggregate number of Preferred Shares which the Company has elected to cause to be converted pursuant to Section 5(a), multiplied by (II) the fraction, the numerator of which is the sum of the aggregate number of Preferred Shares purchased by such holder pursuant to the Securities Purchase Agreement and the denominator of which is the sum of the aggregate number of Preferred Shares purchased by all holders pursuant to the Securities Purchase Agreement (such fraction with respect to each holder is referred to as its **"Allocation Percentage,"** and such amount with respect to each holder is referred to as its **"Pro Rata Conversion Amount"**). In the event that the initial holder of any Preferred Shares shall sell or otherwise transfer any of such holder's Preferred Shares, the transferee shall be allocated a pro rata portion of such holder's Allocation Percentage. The Mandatory Conversion Notice shall state (i) the Business Day selected for the Mandatory Conversion in accordance with Section 5(a), which Business Day shall be at least 20 Business Days but not more than 60 Business Days following the Mandatory Conversion Notice Date (the **"Mandatory Conversion Date"**), (ii) the aggregate number of Preferred Shares which the Company has elected to be subject to mandatory conversion from all of the holders of Preferred Shares pursuant to this Section 5, (iii) each holder's Pro Rata Conversion Amount and (iv) the number of shares of Common Stock to be issued to such holder as of the Mandatory Conversion Date. All Preferred Shares converted by a holder after the Mandatory Conversion Notice Date shall reduce the amount of Preferred Shares required to be converted on the Mandatory Conversion Date. If the Company has elected a Mandatory Conversion, the mechanics of conversion set forth in Section 2(c) shall apply, to the extent applicable, as if the Company and the Transfer Agent had received from the applicable holder on the Mandatory Conversion Date a Conversion Notice with respect to the Preferred Shares being converted pursuant to the Mandatory Conversion.

(6) Reservation of Shares. The Company shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversions of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares, then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 130% of the number of shares of Common Stock for which the Preferred Shares are at any time convertible (without regard to any limitations on conversions). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Preferred Shares based on the number of Preferred Shares held by each holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved

for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such holders.

(7) Voting Rights. On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written action of stockholders in lieu of meeting), each holder of outstanding Preferred Shares shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the Preferred Shares held by such holder are convertible (subject to the limitations of Section 4(a) above) as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law, holders of Preferred Shares shall vote together with the holders of Common Stock, and with the holders of any other series of preferred stock the terms of which so provide, as a single class.

(8) Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "**Liquidation Funds**"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to Two Dollars ($2.00); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the "**Pari Passu Shares**"), then each holder of Preferred Shares and Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.

(9) Preferred Rank. All shares of Common Stock shall be of junior rank to all Preferred Shares with respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares. Without the prior express written consent of the Required Holders, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or file any resolution of the board of directors of the Company with the Secretary of State of the State of Nevada or enter into any agreement containing

any provisions, which would adversely affect or otherwise impair the rights or relative priority of the holders of the Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

(10) Participation. The holders of the Preferred Shares shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

(11) Vote to Change the Terms of or Issue Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Required Holders, shall be required for (a) any change to this Certificate of Designations or the Company's Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares and (b) the issuance of Preferred Shares other than pursuant to the Securities Purchase Agreement.

(12) Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder to the Company in customary form (accompanied by the posting of a standard indemnity bond if so requested by the Company) and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

(13) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each holder of Preferred Shares that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other

obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Preferred Shares and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Preferred Shares shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(14) Construction. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all holders and shall not be construed against any person as the drafter hereof.

(15) Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(16) Notice. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

(17) Transfer of Preferred Shares. A holder of Preferred Shares may assign some or all of the Preferred Shares and the accompanying rights hereunder held by such holder without the consent of the Company; provided that such assignment is in compliance with applicable securities laws.

(18) Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holders of the Preferred Shares), a register for the Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

(19) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the Principal Market, the NRS, this Certificate of Designations or otherwise with respect to the Common Stock issuable upon conversion of the Preferred Shares or the issuance of any Warrants and the Common Stock issuable upon exercise thereof may be effected by written consent of the Company's stockholders or at a duly called meeting of the Company's stockholders, all in accordance with the applicable rules and regulations of the Principal Market and the NRS.

* * * * *

IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by James E. Solomon, its President and Chief Executive Officer, as of the __ day of August, 2004.

DENDO GLOBAL CORP.

By: [signature]
Name: James E. Solomon
Title: President and C.E.O.

EXHIBIT I

DENDO GLOBAL CORP. CONVERSION NOTICE

Reference is made to the Certificate of Designations preferences and rights of Dendo Global Corp., a Nevada corporation (the "Company"), for its Series A Convertible Preferred Stock (the "Certificate of Designations"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Shares"), of the Company indicated below into shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company, as of the date specified below.

Date of Conversion:____________________________

Number of Preferred Shares to be converted:____________________

Stock certificate no(s). of Preferred Shares to be converted:____________

Please confirm the following information:______________________

Conversion Price:______________________________

Number of shares of Common Stock to be issued:________________

Please issue the Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:________________________

____

Facsimile Number:____________________

Authorization:____________________

By:__________________
Title:__________________

Dated: ________________

Account Number (if electronic book entry transfer):________________

Transaction Code Number (if electronic book entry transfer):____________

[NOTE TO HOLDER – THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

($300)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C 20283-94

OCT 14 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Dendo Global Corp.

2. The articles have been amended as follows (provide article numbers, if available):

Article I: The name of the Corporation is "TechAlt, Inc."

Artcle IV: The number of shares the Corporation is authorized to issue is Six Hundred Million (600,000,000) shares consisting of:

(a) 500,000,000 shares of common stock, $0.001 par value per share ("Common Stock");

(b) 100,000,000 shares of blank check preferred stock, $0.001 par value per share ("Blank Check Preferred Stock");

(PLEASE SEE ATTACHED)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 8,544,000

4. Effective date of filing (optional): 10/15/04
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

C041018-0377

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

DENDO GLOAL CORP.

Pursuant to Section 78.390 of the
General Corporation Law of the State of Nevada

The undersigned Secretary of Dendo Global Corp., a Nevada corporation (the "Corporation"), hereby certifies as follows:

FIRST: The Board of Directors of the Corporation duly adopted a resolution setting forth and declaring advisable an amendment to Article I and IV of the Articles of Incorporation (the "Articles") so that, as amended, the Articles shall state, in its entirety, as follows:

"Article I of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:

ARTICLE I
NAME

The name of the corporation is "TechAlt, Inc."

"Article IV of the Articles of Incorporation is deleted in its entirety and hereby amended to read as follows:

ARTICLE IV
STOCK

The number of shares the Corporation is authorized to issue is Six Hundred Million (600,000,000) shares consisting of:

(a) 500,000,000 shares of common stock, $0.001 par value per share ("Common Stock");

(b) 100,000,000 shares of blank check preferred stock, $0.001 par value per share ("Blank Check Preferred Stock");

1. COMMON STOCK

(a) Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of the Blank Check Preferred Stock by the Board of Directors, the Common Stock shall have exclusive voting rights on all matters requiring a vote of shareholders, voting together with the holders of the Blank Check Preferred Stock, as one class.

(b) Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Blank Check Preferred Stock, or except as may be provided by the laws of the State of Nevada, the holders of Common Stock shall have exclusively all other rights of shareholders.

2. BLANK CHECK PREFERRED STOCK

(a) Issuance. The Blank Check Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board of Directors is expressly authorized, prior to issuance of any series of Blank Check Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the Board of Directors, but not in limitation of the powers conferred on the Board of Directors thereby and by Nevada law, the Board of Directors is expressly authorized to determine with respect to each series of Blank Check Preferred Stock:

(i) The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board of Directors, but not below the number of such shares then outstanding, or may be increased by the Board of Directors unless otherwise provided in creating such series) constituting such series;

(ii) The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;

(iii) The rights and preferences, if any, of the shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

(iv) The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

(v) The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the shareholders of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

(vi) The rights, if any, of shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

(vii) The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

(viii) The conditions or restrictions, if any, upon the issue of any of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

(ix) Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of this Article of Incorporation or the Nevada Revised Statutes as then in effect.

3. ISSUANCE OF CERTIFICATES

The Board of Directors shall have the authority to issue shares of the capital stock of this Corporation and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose."

SECOND: The vote by which the stockholders holding such shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is: 8,544,000 shares of common stock.

IN WITNESS WHEREOF AND UNDER PENALTY OF PERJURY, this Certificate of Amendment of Articles of Incorporation by the Corporation's President and Secretary this 15th day of October 2004.

[signature page follows]

DENDO GLOBAL CORP.

By: ______________________
David M. Otto
Secretary

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C 20283-94

DEC 2 2 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Amendment to Certificate of Designation After Issuance of Class or Series
(PURSUANT TO NRS 78.1955)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

TechAir, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series A Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

By a resolution of the Board of Directors of the Company and all the shareholders of the Series A Convertible Preferred, the Certificate is hereby amended only to increase the amount of Series A Convertible Preferred the Company is authorized to issue from 4,000,000 shares of Series A Convertible Preferred to 4,820,000 shares of Series A Convertible Preferred.

(please see attached)

5. Effective date of filing (optional): 12/23/04
(must not be later than 90 days after the certificate is filed)

6. Officer Signature (Required): [signature]

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Filing Fee: $175.00

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE SERIES A CONVERTIBLE PREFERED STOCK OF TECHALT, INC.

(Pursuant to NRS 78.1955)

1. The name of the corporation is TechAlt, Inc. (f.k.a. Dendo Global Corp.) (the "Company").

2. The original designation of the Series A Convertible Preferred Stock (the "Series A Preferred") as filed with the Nevada Secretary of State on August 23, 2004, is attached hereto as Exhibit A (the "Certificate").

3. By a resolution of the Board of Directors of the Company and all the shareholders of the Series A Preferred, the Certificate is hereby amended only to increase the amount of Series A Preferred the Company is authorized to issue from 4,000,000 shares of Series A Preferred to 4,820,000 shares of Series A Preferred.

4. Stockholder approval pursuant to Section 3 of NRS 78.1955 has been obtained.

5. The effective date of this filing shall be upon filing with the Secretary of State of the State of Nevada.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Certificate of Designation to be signed by David M. Otto, its Secretary, as of this 22nd day of December, 2004.

TECHALT, INC.

By: David M. Otto
Its: Secretary

Exhibit A

DESIGNATIONS, PREFERENCES AND RIGHTS OF
THE SERIES A CONVERTIBLE PREFERRED STOCK
OF
DENDO GLOBAL CORP.

Dendo Global Corp. (the "Company"), a corporation organized and existing under the Nevada Revised Statutes (the "NRS"), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Restated Articles of Incorporation, as amended, of the Company, and pursuant to Section 78.1955 of the NRS, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a series of the Company's previously authorized preferred stock, par value $.001 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of Four Million (4,000,000) shares of Series A Convertible Preferred Stock of the Company, as follows:

RESOLVED, that the Company is authorized to issue Four Million (4,000,000) shares of Series A Convertible Preferred Stock (the "Preferred Shares"), par value $.001 per share, which shall have the following powers, designations, preferences and other special rights:

(1) (I) Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a) "Additional Amount" means, on a per Preferred Share basis, the sum of (A) unpaid Default Interest through the date of determination plus (B) the product of (x) the result of the following formula: (0.05) (N/365) and (y) $1.00.

(b) "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to employees, officers or directors for services provided to the Company.

(c) "Bloomberg" means Bloomberg Financial Markets.

(d) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e) "Calendar Quarter" means each of the following periods: the period beginning on and including January 1 and ending on and including March 31; the period beginning on and including April 1 and ending on and including June 30; the period beginning on and including July 1 and ending on and including September 30; and the period beginning on and including October 1 and ending on and including December 31.

(f) "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively,

for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 2(c)(iii). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(g) "Conversion Price" means $0.50, subject to adjustment as provided herein.

(h) "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

(i) "Dividend Calculation Price" means, with respect to any Dividend Date, that price which shall be computed as 90% of the arithmetic average of the Weighted Average Prices of the Common Stock on each of the five (5) consecutive trading days immediately preceding the second trading day immediately preceding such Dividend Date, as appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such five (5) trading day period.

(j) "EBITDA" means, for the most recent calendar quarter, the net income (or net loss) of the Company and its consolidated subsidiaries, determined in accordance with United States generally accepted accounting principles, consistently applied, plus (i) any provision for (or less any benefit from) income taxes, (ii) any deduction for interest expense, net of interest income, and (iii) depreciation and amortization expense. All determinations of the components of EBITDA shall be derived from the Company's then most recently filed Annual Report on Form 10-K or 10-KSB, as applicable, or Quarterly Report on Form 10-Q or 10QSB, as applicable.

(k) "Equity Conditions" means: (i) on each day during the period beginning six (6) months prior to the applicable date of determination and ending on and including the applicable date of determination (the "Equity Conditions Measuring Period"), either (x) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable upon conversion of the Preferred Shares or as Dividend Shares shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon conversion of the Preferred Shares or as Dividend Shares not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (iii) on each day during the Equity Conditions Measuring Period, the shares of Common Stock are designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iv) during the Equity Conditions Measuring Period, the Company shall have delivered Conversion Shares and Warrant Shares (as defined in the Securities Purchase Agreement) and other shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants to the holders on a timely basis; (v) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 4 hereof and any other rules or regulations of the Principal Market; (vi) during the Equity Conditions Measuring Period, there shall not have occurred the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated; and (vii) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document (as defined in the Securities Purchase Agreement).

(l) "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq SmallCap Market.

(m) "Excluded Securities" means shares of Common Stock issued or deemed to be issued in accordance with Section 2(e) hereof by the Company: (i) pursuant to an Approved Stock Plan; (ii) upon issuance of the Preferred Shares or upon conversion of the Preferred Shares or as Dividend Shares; (iii) upon exercise of the Warrants; and (iv) issued upon exercise of Options or Convertible Securities which are outstanding on the date immediately preceding the Issuance Date, provided that such issuance of shares of Common Stock upon exercise of such Options or Convertible Securities is made

pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Issuance Date and such Options or Convertible Securities are not amended after the date immediately preceding the Issuance Date.

(n) "Fundamental Transaction" means that the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock.

(o) "Issuance Date" means the first date on which Preferred Shares are issued pursuant to the Securities Purchase Agreement.

(p) "N" means the number of days from, but excluding, the last Dividend Date with respect to which dividends, along with any Default Interest, have been paid by the Company on the applicable Preferred Share, or the Issuance Date if no Dividend Date has occurred, through and including the date of determination for such Preferred Share for which such determination is being made.

(q) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(r) "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(s) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(t) "Principal Market" means the principal exchange or market on which the Common Stock is listed and trades, which initially is the OTC Bulletin Board.

(u) "Registration Rights Agreement" means that certain registration rights agreement by and among the Company and the initial holders of the Preferred

Shares relating to the filing of a Registration Statement (as defined in such agreement) covering the resale of the shares of Common Stock issuable upon conversion of and as Dividend Shares on the Preferred Shares and exercise of the Warrants, as such agreement may be amended from time to time as provided in such agreement.

(v) "Required Holders" means the holders of the Preferred Shares representing at least a majority of the shares of Common Stock underlying the Preferred Shares then outstanding.

(w) "Securities Purchase Agreement" means that certain securities purchase agreement by and among the Company and the initial holders of the Preferred Shares, as such agreement may be amended from time to time as provided in such agreement.

(x) "Stated Value" means $1.00.

(y) "Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

(z) "Warrants" means the warrants to purchase shares of Common Stock issued by the Company pursuant to the Securities Purchase Agreement.

(aa) "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 2(c)(iii). All such determinations to be appropriately

adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(II) Dividends. The holders of the Preferred Shares shall be entitled to receive dividends ("Dividends") at a rate of 5.0% per annum (the "Dividend Rate"), which shall be cumulative, accumulate daily from the Issuance Date and be due and payable beginning on October 1, 2004 (the "First Dividend Date") and on the first day of each Calendar Quarter after the First Dividend Date (each, including the First Dividend Date, a "Dividend Date"). If a Dividend Date is not a Business Day, then the Dividend shall be due and payable on the Business Day immediately following such Dividend Date. Dividends shall be payable in cash, or, at the option of the Company, in shares of Common Stock ("Dividend Shares"), provided that the Dividends which accumulated during any period shall be payable as Dividend Shares only if the Company provides written notice to each holder of Preferred Shares at least ten (10) Business Days prior to the Dividend Date (the "Dividend Notice Date"). Dividends to be paid in Dividend Shares shall be paid in a number of fully paid and nonassessable shares (rounded up to the nearest whole share) of Common Stock equal to the quotient of (a) the Additional Amount divided by (b) the Dividend Calculation Price. If any Dividend Shares are to be paid on a Dividend Date, then the Company shall (X) provided that the Company's transfer agent (the "Transfer Agent") is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of such holder, credit such aggregate number of Dividend Shares to which such holder shall be entitled to such holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) issue and deliver on the applicable Dividend Date, to each holder of Preferred Shares at such address as specified by such holder in writing to the Company at least two Business Days prior to the applicable Dividend Date, a certificate, registered in the name of such holder or its designee, for the number of Dividend Shares to which such holder shall be entitled. Notwithstanding the foregoing, the Company shall not be entitled to pay Dividends in shares of Common Stock and shall be required to pay such Dividends in cash if the Equity Conditions are not satisfied (or waived by the Holder) from and including the Dividend Notice Date through and including the applicable Dividend Date. Any accumulated and unpaid cash Dividend Payments which are not paid within five (5) Business Days of such accumulated and unpaid Dividends' Dividend Date shall bear interest at the rate of 15.0% per annum from such Dividend Date until the same is paid in full (the "Default Interest"). Notwithstanding any other provision in this Certificate of Designations to the contrary, no Dividends shall be required to be paid by the Company subsequent to the first fiscal quarter in which the Company has EBITDA of One Million Dollars ($1,000,000) or more.

(2) Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), on the terms and conditions set forth in this Section 2.

(a) Holder's Conversion Right. Subject to the provisions of Section 4, at any time or times on or after the Issuance Date, any holder of Preferred Shares shall be entitled to convert any whole or fractional number of Preferred Shares into fully paid and

nonassessable shares of Common Stock in accordance with Section 2(c) at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(b) Conversion. The number of shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 2 shall be determined according to the following formula (the "Conversion Rate"):

$$\frac{\text{Stated Value}}{\text{Conversion Price}}$$

(c) Mechanics of Conversion. The conversion of Preferred Shares shall be conducted in the following manner:

(i) Holder's Delivery Requirements. To convert Preferred Shares into shares of Common Stock on any date (the "Conversion Date"), the holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and the Transfer Agent and (B) if required by Section 2(c)(vii), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original certificates representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates").

(ii) Company's Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall (A) as soon as practicable, but in any event within one (1) Business Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (B) on or before the second (2nd) Business Day following the date of receipt by the Company of such Conversion Notice (the "Share Delivery Date"), (I) if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer program, the Company shall cause the Transfer Agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system or (II) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion, as may be required pursuant to Section 2(c)(vii),

is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Preferred Stock Certificate(s) (the "Preferred Stock Delivery Date") and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

(iii) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the holder via facsimile (the "Dispute Notice") within one (1) Business Day of receipt of such holder's Conversion Notice or other date of determination. If such holder and the Company are unable to agree upon the determination of the Conversion Price or arithmetic calculation of the Conversion Rate within two (2) Business Days of such Dispute Notice, then the Company shall within one (1) Business Day submit via facsimile (A) the disputed determination of the Conversion Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders or (B) the disputed arithmetic calculation of the Conversion Rate to the Company's independent, outside accountant. The Company shall cause, at the Company's expense, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

(iv) Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(v) Company's Failure to Timely Convert.

(A) Cash Damages. Subject to Section 4, if the Company shall fail for any reason or for no reason to issue within five Business Days of the Conversion Date, a certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder's conversion of the Preferred Shares, the Company shall pay as damages in cash to such holder on each day after such fifth Business Day that the issuance of such Common Stock is not timely effected an amount equal to 1.0% of the product of (A) the sum of the number of shares of Common Stock not issued to the holder on a timely basis and to which the holder is entitled and (B) the Closing Sale Price of the Common Stock on the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating Section 2(c). In addition to any other rights available to a holder and the foregoing provisions, if the Company fails to deliver or cause to be delivered to the holder a certificate for the number of shares of Common

Stock to which the holder is entitled or to credit the holder's balance account with DTC for such number of shares of Common Stock to which the holder is entitled upon the holder's conversion of the Preferred Shares by the Business Day after the date on which delivery of such certificate is required hereby, and if on or after such Business Day the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of the shares that the holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Business Days after the holder's request and in the holder's discretion, either (i) pay cash to the holder in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased, at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder a certificate or certificates representing such shares of Common Stock (the "Buy-In Shares") and pay cash to the holder in an amount equal to the product of (A) the number of Buy-In Shares, times (B) the excess (if any) of the Closing Sale Price on the date of the Buy-In over the Closing Sale Price on the date of delivery of the Buy-In Shares.

(B) Void Conversion Notice. If for any reason a holder has not received all of the shares of Common Stock to which such holder is entitled prior to the tenth (10th) Business Day after the Share Delivery Date with respect to a conversion of Preferred Shares, then the holder, upon written notice to the Company, with a copy to the Transfer Agent, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any Preferred Shares that have not been converted pursuant to such holder's Conversion Notice; provided that the voiding of a holder's Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to Section 2(c)(v)(A) or otherwise.

(vi) Pro Rata Conversion. Subject to Section 4(b), in the event the Company receives a Conversion Notice from more than one holder of Preferred Shares for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares, the Company shall convert from each holder of Preferred Shares electing to have Preferred Shares converted at such time a pro rata amount of such holder's Preferred Shares submitted for conversion based on the number of Preferred Shares submitted for conversion on such date by such holder relative to the number of Preferred Shares submitted for conversion on such date.

(vii) Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Preferred Shares in accordance with the terms hereof, the holder thereof shall not be required to physically surrender the certificate representing the Preferred Shares to the Company unless the full or remaining number of Preferred Shares represented by the certificate are being converted. The holder and the Company shall maintain records showing the number of Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Preferred Shares

to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Preferred Shares represented by a certificate are converted as aforesaid, the holder may not transfer the certificate representing the Preferred Shares unless the holder first physically surrenders the certificate representing the Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder a new certificate of like tenor, registered as the holder may request, representing in the aggregate the remaining number of Preferred Shares represented by such certificate. The holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

> ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY'S CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 2(c)(vii) THEREOF. THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 2(c)(vii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.

(d) Taxes. The Company shall pay any and all documentary, stamp, transfer and other similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Preferred Shares.

(e) Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 2(e).

(i) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Issuance Date and while any Preferred Shares are outstanding, the Company issues or sells, or in accordance with this Section 2(e) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company but excluding Excluded Securities) for a consideration per share (the "New Securities Issuance Price") less than a price equal to the Conversion Price in effect immediately prior to such time (the "Applicable Price") (the foregoing, a "Dilutive Issuance"), then immediately after such issue or sale, the Conversion Price then in effect shall be reduced to an amount equal to the New Securities Issuance Price. For purposes of determining the adjusted Conversion Price under this Section 2(e)(i), the following shall be applicable:

(A) Issuance of Options. If the Company in any manner grants or sells any Options (not including Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(e)(i)(A), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

(B) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities (not including Excluded Securities) and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 2(e)(i)(B), the "lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 2(e)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(C) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options (not including Excluded Securities), the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities (not including Excluded Securities), or the rate at which any Convertible Securities (not including Excluded Securities) are convertible into or exchangeable or

exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(e)(i)(C), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of the Preferred Shares are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(D) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Sale Prices of such securities during the ten (10) consecutive trading days ending on the date of receipt of such securities. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of at least a majority of the Preferred Shares then outstanding. If the Required Holders and the Company are unable to reach agreement within ten days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within fifteen Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(E) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (I) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (II) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(iii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2(e) but not expressly provided for by such provisions, then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of the Preferred Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 2(e).

(iv) Notices.

(A) Immediately upon any adjustment of the Conversion Price pursuant to this Section 2(e), the Company will give written notice thereof to each holder of Preferred Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(B) The Company will give written notice to each holder of Preferred Shares at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(C) The Company will also give written notice to each holder of Preferred Shares at least ten (10) Business Days prior to the date on which any Fundamental Transaction, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(3) Other Rights of Holders.

(a) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 3(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred

Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Preferred Shares and this Certificate of Designations, including, without limitation, having a conversion price equal to the Conversion Price hereunder and having similar ranking to the Preferred Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the holders of Preferred Shares confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company's Common Stock (or other securities, cash, assets or other property) purchasable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the holder of Preferred Shares would have been entitled to receive upon the happening of such Fundamental Transaction had the Preferred Shares been converted immediately prior to such Fundamental Transaction. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

(b) Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holders of Preferred Shares will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(4) Limitation on Beneficial Ownership. The Company shall not effect and shall have no obligation to effect any conversion of Preferred Shares, and no holder of Preferred Shares shall have the right to convert any Preferred Shares, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such Person's affiliates) would have acquired, through conversion of Preferred Shares or otherwise, beneficial ownership of a number of shares of Common Stock that exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares

of Common Stock beneficially owned by a Person and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Person or any of its affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 4(a), in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or 10-QSB, as applicable, Form 10-K or 10-KSB, as applicable, or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of Preferred Shares and exercise of the Warrants by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

(5) <u>Company's Right of Mandatory Conversion.</u>

(a) <u>Mandatory Conversion</u>. If at any time from and after the Issuance Date, (i) EBITDA equals or exceeds $1,000,000 (the "EBITDA Requirement") and (ii) the Equity Conditions shall have been satisfied or waived in writing by the Required Holders from and including the Mandatory Conversion Notice Date through and including the Mandatory Conversion Date (each, as defined below), the Company shall have the right to require each holder of the Preferred Shares to convert all or any portion of the Preferred Shares then outstanding as designated in the Mandatory Conversion Notice into fully paid, validly issued and nonassessable shares of Common Stock in accordance with the terms hereof at the Conversion Rate as of the Mandatory Conversion Date (a "Mandatory Conversion"). The Company may exercise its right to require conversion under this Section 5(a) by delivering within not more than two Trading Days following the satisfaction of the EBITDA Requirement a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Preferred Shares and the Transfer Agent (the "Mandatory Conversion Notice" and the date all of the holders received such notice is referred to as the "Mandatory Conversion Notice Date"). The Company may deliver one Mandatory Conversion Notice hereunder and the Mandatory Conversion Notice shall be irrevocable.

(b) Pro Rata Conversion Requirement. If the Company elects to cause a conversion of all or any portion of the outstanding Preferred Shares pursuant to Section 5(a), then it must simultaneously take the same action with respect to all Preferred Shares. If the Company elects to cause the conversion of Preferred Shares pursuant to Section 5(a) with respect to less than all of the outstanding Preferred Shares, then the Company shall require conversion of Preferred Shares from each of the holders of the Preferred Shares equal to the product of (I) the aggregate number of Preferred Shares which the Company has elected to cause to be converted pursuant to Section 5(a), multiplied by (II) the fraction, the numerator of which is the sum of the aggregate number of Preferred Shares purchased by such holder pursuant to the Securities Purchase Agreement and the denominator of which is the sum of the aggregate number of Preferred Shares purchased by all holders pursuant to the Securities Purchase Agreement (such fraction with respect to each holder is referred to as its "Allocation Percentage," and such amount with respect to each holder is referred to as its "Pro Rata Conversion Amount"). In the event that the initial holder of any Preferred Shares shall sell or otherwise transfer any of such holder's Preferred Shares, the transferee shall be allocated a pro rata portion of such holder's Allocation Percentage. The Mandatory Conversion Notice shall state (i) the Business Day selected for the Mandatory Conversion in accordance with Section 5(a), which Business Day shall be at least 20 Business Days but not more than 60 Business Days following the Mandatory Conversion Notice Date (the "Mandatory Conversion Date"), (ii) the aggregate number of Preferred Shares which the Company has elected to be subject to mandatory conversion from all of the holders of Preferred Shares pursuant to this Section 5, (iii) each holder's Pro Rata Conversion Amount and (iv) the number of shares of Common Stock to be issued to such holder as of the Mandatory Conversion Date. All Preferred Shares converted by a holder after the Mandatory Conversion Notice Date shall reduce the amount of Preferred Shares required to be converted on the Mandatory Conversion Date. If the Company has elected a Mandatory Conversion, the mechanics of conversion set forth in Section 2(c) shall apply, to the extent applicable, as if the Company and the Transfer Agent had received from the applicable holder on the Mandatory Conversion Date a Conversion Notice with respect to the Preferred Shares being converted pursuant to the Mandatory Conversion.

(6) Reservation of Shares. The Company shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversions of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares, then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 130% of the number of shares of Common Stock for which the Preferred Shares are at any time convertible (without regard to any limitations on conversions). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Preferred Shares based on the number of Preferred Shares held by each holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be. In the event a holder shall sell or otherwise transfer any of such holder's Preferred Shares, each transferee shall be allocated a pro rata portion of the number of reserved shares of Common Stock reserved

for such transferor. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such holders.

(7) Voting Rights. On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written action of stockholders in lieu of meeting), each holder of outstanding Preferred Shares shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the Preferred Shares held by such holder are convertible (subject to the limitations of Section 4(a) above) as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law, holders of Preferred Shares shall vote together with the holders of Common Stock, and with the holders of any other series of preferred stock the terms of which so provide, as a single class.

(8) Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "Liquidation Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to Two Dollars ($2.00); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the "Pari Passu Shares"), then each holder of Preferred Shares and Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.

(9) Preferred Rank. All shares of Common Stock shall be of junior rank to all Preferred Shares with respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares. Without the prior express written consent of the Required Holders, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or file any resolution of the board of directors of the Company with the Secretary of State of the State of Nevada or enter into any agreement containing

any provisions, which would adversely affect or otherwise impair the rights or relative priority of the holders of the Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

(10) Participation. The holders of the Preferred Shares shall, as holders of Preferred Stock, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

(11) Vote to Change the Terms of or Issue Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the Required Holders, shall be required for (a) any change to this Certificate of Designations or the Company's Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares and (b) the issuance of Preferred Shares other than pursuant to the Securities Purchase Agreement.

(12) Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by the holder to the Company in customary form (accompanied by the posting of a standard indemnity bond if so requested by the Company) and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

(13) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each holder of Preferred Shares that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other

obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Preferred Shares and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holders of the Preferred Shares shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(14) Construction. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all holders and shall not be construed against any person as the drafter hereof.

(15) Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Preferred Shares in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(16) Notice. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

(17) Transfer of Preferred Shares. A holder of Preferred Shares may assign some or all of the Preferred Shares and the accompanying rights hereunder held by such holder without the consent of the Company; provided that such assignment is in compliance with applicable securities laws.

(18) Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holders of the Preferred Shares), a register for the Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

(19) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the Principal Market, the NRS, this Certificate of Designations or otherwise with respect to the Common Stock issuable upon conversion of the Preferred Shares or the issuance of any Warrants and the Common Stock issuable upon exercise thereof may be effected by written consent of the Company's stockholders or at a duly called meeting of the Company's stockholders, all in accordance with the applicable rules and regulations of the Principal Market and the NRS.

* * * * *

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080158163-74
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 03/06/2008 3:45 PM
	Entity Number C20283-1994

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Techalt, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article IV shall be amended as follows:

ARTICLE IV
STOCK

The number of shares the Corporation is authorized to issue is two billion one hundred million (2,100,000,000) shares consisting of:

(a) Two billion (2,000,000,000) shares of common stock, $0.001 par value per share ("Common Stock"); and

(b) One hundred million (100,000,000) shares of blank check preferred stock, $0.001 par value per share ("Blank Check Preferred Stock")

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: by majority of the stockholders

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080564004-69
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/25/2008 1:00 AM
	Entity Number C20283-1994

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Techalt, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

TECHALT, INC.
CERTIFICATE OF DESIGNATION
SERIES B PREFERRED STOCK

TechAlt, Inc., a corporation organized and existing under the laws of the state of Nevada, River Hawk Aviation (the "Corporation"), hereby certifies that, pursuant to (i) the authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of the Corporation (the "Certificate"), (ii) the provisions of Section NRS 78.195 and NRS 78.1955 of the Nevada Revised Statutes, and (iii) the resolutions adopted by the Board by unanimous written consent dated August ___, 2008, the Board duly adopted resolutions providing for the adoption of the Certificate of Designation of the Series B Convertible Preferred Stock of the Corporation, and creating the number of votes to which each share of

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature] — Sect.

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

...Series B Stock is entitled and the number of shares of common stock into which each share of Series B Stock will become convertible (and making similar conforming changes), which resolutions are as follows:

RESOLVED, that pursuant to the authority vested in the Board by the Certificate of Incorporation, the Board does hereby approve the designation and issuance of up to five million (5,000,000) shares of the preferred stock of the Corporation (the "Preferred Stock"), par value $.001 per share, to be designated "Series B Convertible Preferred Stock" of the presently authorized shares of Preferred Stock. The voting powers, designations, preferences, and other rights of the Series B Convertible Preferred Stock authorized hereunder and the qualifications, limitations and restrictions of such preferences and rights are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as "Series B Convertible Preferred Stock" and the number of authorized shares constituting such series shall be five million (5,000,000). Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of the Series B Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series B Convertible Preferred Stock.

Section 2. Voting Rights.

(A) The holders of Series B Convertible Preferred Stock shall be entitled to vote on any issues duly submitted to a vote of stockholders of the Corporation, and as required by the laws of the State of Nevada on a basis of one thousand (1,000) votes per one (1) share of Series B Convertible Preferred Stock held.

(B) Except as otherwise provided herein, by law, or these Articles of Incorporation of the Corporation (the "Articles"), the holders of shares of common stock of the Corporation (the "Common Stock") and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred shall have no other special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 3. Conversion

(A) Conversion. The Series B Convertible Preferred Stock shall be convertible at the shareholder's option into shares of common stock of the Corporation ("Conversion") on a basis of a one (1) share of Series B Convertible Preferred Stock to seven hundred fifty (750) shares of Common Stock (1:750) of the Corporation (the "Conversion Ratio").

(B) The following provisions shall apply after the Series B Convertible Preferred Stock becomes convertible:

a. Upon the election of the holder of Series B Convertible Preferred Stock to convert the Series B Convertible Preferred Stock, the holder of said shares of Series B Convertible Preferred Stock shall surrender the certificate or certificates for such shares at the office of the Corporation (or at such other place as the Corporation may designate by notice to the holders of shares of Series B Convertible Preferred Stock) during regular business hours, duly endorsed to the Corporation or in blank, or accompanied by instruments of transfer to the Corporation in blank, in form satisfactory to the Corporation and shall give written notice to the Corporation at such office that said holder has been instructed that the Corporation has elected to convert the shares of Series B Convertible Preferred Stock. The Corporation shall, as soon as practicable after such deposit of certificates for shares of Series B Convertible Preferred Stock, accompanied by the written notice above prescribed, issue and deliver at such office to the holder for whose account such shares were surrendered, or to his nominee, certificates representing the number of shares of common stock to which such holder is entitled upon such conversion.

b. Conversion may occur in increments up to two hundred thousand (200,000) shares of the Series B Convertible Preferred Stock, unless upon prior approval by the Board.

c. Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series B Convertible Preferred Stock to be converted and the delivery of written notice as hereinabove provided; and the person entitled to receive the common stock issuable upon such conversion shall be treated for all purposes as the record holder of such common stock on such date.

d. Adjustment for Reclassification, Exchange and Substitution. At any time or times the Common Stock issuable upon the conversion of the Series B Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of the Corporation's stock, whether by recapitalization, combination, consolidation, reclassification or otherwise ("Reclassification"), in any such event the holders of Series B Convertible Preferred Stock the Conversion Ratio shall adjust proportionately to the Reclassification.

e. Reservation of Stock Issuable Upon Conversion. The Corporation shall at times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Convertible Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Convertible Preferred Stock, the Corporation shall, at the request of any holder of Series B Convertible Preferred Stock, take such corporate actions as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such of shares as shall be sufficient for such purpose.

Section 4. Reacquired Shares. Any shares of Series B Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Preferred Stock and may be, at the Corporation's discretion, assigned, cancelled, or reissued as new issuance of Series B Convertible Preferred Stock to be created by resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 5. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of common stock or other stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred unless, prior thereto, the holders of shares of Series B Preferred shall have received the principal value of the holder's original purchase price for the Series B Convertible Preferred Stock, subject to any adjustments provided herein, (the "Series B Liquidation Preference"). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Preferred unless, prior thereto, the holders of shares of Common Stock shall have received a pro rata amount per share (the "Common Adjustment") equal to the total value of the Series B Liquidation Preference. Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Preferred and Common Stock, respectively, holders of Series B Preferred shall receive their ratable and proportionate share of the remaining assets to be distributed on an as if converted basis.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series B Preferred, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the consolidation, merger or other business combination of the Corporation with or into any other entity, or the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.

Section 6. Consolidation, Merger, etc. In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any event the shares of Series B Convertible Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Conversion Ratio times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 7. Fractional Shares. The Series B Convertible Preferred Stock may not be issued as fractional shares.

Section 8. Notices. Any notice required by the provisions of the Certificate shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

IN WITNESS WHEREOF, TechAlt, Inc., has caused this Certificate to be signed by David Moore, its Chief Executive Officer, this _____ day of August, 2008.

By: ______________________
David Moore, President & CEO

TECHALT, INC.
CERTIFICATE OF DESIGNATION
SERIES B PREFERRED STOCK

TechAlt, Inc., a corporation organized and existing under the laws of the state of Nevada, River Hawk Aviation (the "Corporation"), hereby certifies that, pursuant to (i) the authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of the Corporation (the "Certificate"), (ii) the provisions of Section NRS 78.195 and NRS 78.1955 of the Nevada Revised Statutes, and (iii) the resolutions adopted by the Board by unanimous written consent dated August 25, 2008, the Board duly adopted resolutions providing for the adoption of the Certificate of Designation of the Series B Convertible Preferred Stock of the Corporation, and creating the number of votes to which each share of Series B Stock is entitled and the number of shares of common stock into which each share of Series B Stock will become convertible (and making similar conforming changes), which resolutions are as follows:

RESOLVED, that pursuant to the authority vested in the Board by the Certificate of Incorporation, the Board does hereby approve the designation and issuance of up to five million (5,000,000) shares of the preferred stock of the Corporation (the "Preferred Stock"), par value $.001 per share, to be designated "Series B Convertible Preferred Stock" of the presently authorized shares of Preferred Stock. The voting powers, designations, preferences, and other rights of the Series B Convertible Preferred Stock authorized hereunder and the qualifications, limitations and restrictions of such preferences and rights are as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as "Series B Convertible Preferred Stock" and the number of authorized shares constituting such series shall be five million (5,000,000). Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of the Series B Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series B Convertible Preferred Stock.

Section 2. Voting Rights.

(A) The holders of Series B Convertible Preferred Stock shall be entitled to vote on any issues duly submitted to a vote of stockholders of the Corporation, and as required by the laws of the State of Nevada on a basis of one thousand (1,000) votes per one (1) share of Series B Convertible Preferred Stock held.

(B) Except as otherwise provided herein, by law, or these Articles of Incorporation of the Corporation (the "Articles"), the holders of shares of common stock of the Corporation (the "Common Stock") and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred shall have no other special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 3. Conversion

(A) Conversion. The Series B Convertible Preferred Stock shall be convertible at the shareholder's option into shares of common stock of the Corporation ("Conversion") on a basis of a one (1) share of Series B Convertible Preferred Stock to seven hundred fifty (750) shares of Common Stock (1:750) of the Corporation (the "Conversion Ratio").

(B) The following provisions shall apply after the Series B Convertible Preferred Stock becomes convertible:

a. Upon the election of the holder of Series B Convertible Preferred Stock to convert the Series B Convertible Preferred Stock, the holder of said shares of Series B Convertible Preferred Stock shall surrender the certificate or certificates for such shares at the office of the Corporation (or at such other place as the Corporation may designate by notice to the holders of shares of Series B Convertible Preferred Stock) during regular business hours, duly endorsed to the Corporation or in blank, or accompanied by instruments of transfer to the Corporation in blank, in form satisfactory to the Corporation and shall give written notice to the Corporation at such office that said holder has been instructed that the Corporation has elected to convert the shares of Series B Convertible Preferred Stock. The Corporation shall, as soon as practicable after such deposit of certificates for shares of Series B Convertible Preferred Stock, accompanied by the written notice above prescribed, issue and deliver at such office to the holder for whose account such shares were surrendered, or to his nominee, certificates representing the number of shares of common stock to which such holder is entitled upon such conversion.

b. Conversion may occur in increments up to two hundred thousand (200,000) shares of the Series B Convertible Preferred Stock, unless upon prior approval by the Board.

c. Conversion shall be deemed to have been made as of the date of surrender of certificates for the shares of Series B Convertible Preferred Stock to be converted and the delivery of written notice as hereinabove provided; and the person entitled to receive the common stock issuable upon such conversion shall be treated for all purposes as the record holder of such common stock on such date.

d. Adjustment for Reclassification, Exchange and Substitution. At any time or times the Common Stock issuable upon the conversion of the Series B Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of the Corporation's stock, whether by recapitalization, combination, consolidation, reclassification or otherwise ("Reclassification"), in any such event the holders of Series B Convertible Preferred Stock the Conversion Ratio shall adjust proportionately to the Reclassification.

e. Reservation of Stock Issuable Upon Conversion. The Corporation shall at times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the

shares of the Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Convertible Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Convertible Preferred Stock, the Corporation shall, at the request of any holder of Series B Convertible Preferred Stock, take such corporate actions as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such of shares as shall be sufficient for such purpose.

Section 4. Reacquired Shares. Any shares of Series B Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Preferred Stock and may be, at the Corporation's discretion, assigned, cancelled, or reissued as new issuance of Series B Convertible Preferred Stock to be created by resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 5. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of common stock or other stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred unless, prior thereto, the holders of shares of Series B Preferred shall have received the principal value of the holder's original purchase price for the Series B Convertible Preferred Stock, subject to any adjustments provided herein, (the "**Series B Liquidation Preference**"). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Preferred unless, prior thereto, the holders of shares of Common Stock shall have received a pro rata amount per share (the "**Common Adjustment**") equal to the total value of the Series B Liquidation Preference. Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Preferred and Common Stock, respectively, holders of Series B Preferred shall receive their ratable and proportionate share of the remaining assets to be distributed on an as if converted basis.

(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series B Preferred, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the consolidation, merger or other business combination of the Corporation with or into any other entity, or the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 4.

Section 6. Consolidation, Merger, etc. In the event the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any event the shares of Series B Convertible Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Conversion Ratio times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 7. Fractional Shares. The Series B Convertible Preferred Stock may not be issued as fractional shares.

Section 8. Notices. Any notice required by the provisions of the Certificate shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

IN WITNESS WHEREOF, TechAlt, Inc., has caused this Certificate to be signed by David Moore, its Chief Executive Officer, this 25th day of August, 2008.

By: [signature]
David Moore, President & CEO

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080595951-74
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 09/05/2008 4:25 PM
	Entity Number C20283-1994

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Techalt, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article IV. STOCK

The number of shares of the Corporation is authorized to issue is five billion one hundred million (5,100,000,000) shares consisting of:
(a) Five billion (5,000,000,000) shares of common stock, $0.001 par value per shares ("Common Stock"); and
(b) One hundred million (100,000,000) shares of blank check preferred stock, $0.001 par value per shares ("Blank Check Preferred Stock").

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: >50%, majority of voting power

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. S

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20120526493-64
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/30/2012 9:50 AM
	Entity Number C20283-1994

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

TECHALT, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE-I, NAME. The name of the corporation shall be
ALL AMERICAN ENERGY HOLDING, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: A MAJORITY

4. Effective date and time of filing: (optional) Date: 07/23/2012 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 20130675776-54
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/16/2013 10:53 AM
	Entity Number C20283-1994

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

All American Energy Holding, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

5,000,000,000 common stock, par value $.001
100,000,000 preferred, par value $.001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

1,666,666,667 common stock, par value $.001
100,000,000 preferred stock, par value $.001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One (1) share of common stock to be issued for every three (3) shares of current common stock (reverse split 3 to 1). No change to preferred stock.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Any fractional shares that are to be issued to stockholders because of this change shall, instead, be rounded up to the nearest one (1) share and then issued to shareholders accordingly.

7. Effective date and time of filing: (optional) Date: 11/30/13 Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090501

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate to Accompany Restated Articles or Amended and Restated Articles
(PURSUANT TO NRS)

Filed in the office of	Document Number 20130819222-20
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/16/2013 1:15 PM
	Entity Number C20283-1994

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

All American Energy Holding, Inc.

2. The articles are: (mark only one box) ☒ Restated ☐ Amended and Restated

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

☒ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: November 6, 2013
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

4. Effective date and time of filing: (optional) Date: December 31, 2013 Time:
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

RESTATED

ARTICLES OF INCORPORATION

OF

ALL AMERICAN ENERGY HOLDING, INC.

ARTICLE I

NAME

The name of this corporation is ALL AMERICAN ENERGY HOLDING, INC.

ARTICLE II

PURPOSES

The corporation is organized for the following purposes:

To engage in and do any lawful act concerning any or all lawful business for which corporations may be organized under the law and not limited by the Statutes of Nevada or any other state in which it conducts its business.

ARTICLE III

AUTHORIZED STOCK

A. The aggregate number of shares which this corporation shall have authority to issue is ONE BILLION SIX HUNDRED SIXTY-SIX MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SEVEN(1,666,666,667) shares of common stock with $0.001 par value. Said shares may be issued by the corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors. **(This article has been revised to reflect shareholder consent to reduce authorized shares from previously established 5,000,000,000 common shares to 1,666,666,667 common shares in 1-for-3 reverse split authorized November 6, 2013)**

B. The corporation shall also have authority to issue ONE HUNDRED MILLION (100,000,000) shares of preferred stock having a par value of $0.001 per shares and to be issued with such rights,

preferences and designations and in such series as determined by the Board of Directors of the corporation.

ARTICLE IV

DURATION

The term of existence for this corporation is perpetual.

ARTICLE V

AMENDMENT

The corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. These Amended and Restated Articles of Incorporation may be amended by the affirmative vote of the majority of the shares entitled to vote on each such amendment.

ARTICLE VI

INDEMNIFICATION

The corporation shall, to the fullest extent permitted by the provisions of Chapter 78 of Title 7 of the Nevada Revised Statutes, as the same may be amended and supplemented (the "Law"), indemnify any and all persons whom it shall have power to indemnify under the Law from and against any and all of the expenses, liabilities or other matters referred to in or covered by the Law. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VII

TRANSACTIONS WITH THE CORPORATION

Any corporate officer, director, or shareholder of this corporation shall not, in the absence of fraud, be prohibited from dealing with this corporation either as vendor, purchaser or otherwise. A pecuniary interest in any transaction by any such director, shareholder or officer shall not disqualify him in any way from acting in his corporate capacity. No director, nor officer, nor any firm, association or corporation of which he shall be a member, or in which he may have a pecuniary interest in any manner shall be disqualified from dealing with the corporation as a result of the association. No director, nor officer, nor any foreign association, or corporation with which he is connected as aforesaid shall be liable to account to this corporation or its shareholders for any profit realized by him from or through any such transaction or contract, it being the express purpose and intent of this Article to permit this corporation to buy from, sell to, or otherwise deal with the partnerships, firms or corporations of directors and officers of the corporation. In the absence of fraud, no such transaction or contract shall be void or voidable by reason of a party's status as an officer or director of the corporation. Furthermore, directors of this corporation may be counted for a quorum of the Board of Directors of this corporation at a meeting even though they may be pecuniarily interested in matters considered at a meeting; any action taken at such a meeting with reference to such matters by a majority of the disinterested directors shall not be void or voidable by this corporation in the absence of fraud.

ARTICLE VIII

FIDUCIARY DUTY

No director or officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer or for any act or omission of any such director or officer. However, the foregoing provision shall not eliminated or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (b) the payment of dividends in violation of Section 78.300 of Chapter 78, Title 7 of the Nevada Revised Statues. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

ARTICLE IX

LIMITATIONS OF LIABILITY

The liability of directors of the corporation is hereby eliminated to the fullest extent permissible under the Nevada Revised Statutes, as the same may be amended and supplemented.

Dated this 25th day of November, 2013.

Steve Amdahl, Secretary,
All American Energy Holding, Inc.

STATE OF WASHINGTON)
: ss.
County of Clark)

On this dare personally appeared before me STEVE AMDAHL, to me known to be the individual described in and who executed the above Articles of Incorporation and acknowledged that he signed the same as his free and voluntary act and deed, for the purposes therein mentioned.

SIGNED AND SWORN to before me this 25TH Day of NOVEMBER, 2013.

VIC J. DEVLAEMINCK
STATE OF WASHINGTON
NOTARY PUBLIC
MY COMMISSION EXPIRES
07-15-17

Notary Public in and for the State of WASHINGTON
My commission expires: 7-15-17

140105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature] Barbara K. Cegavske Secretary of State State of Nevada	20160497561-41
	Filing Date and Time: 11/10/2016 12:52 PM
	Entity Number: C20283-1994

Articles of Merger
(PURSUANT TO NRS 92A 200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

All American Energy Holding, Inc
Name of merging entity

Nevada — Jurisdiction
Corporation — Entity type *

Name of merging entity

Jurisdiction — Entity type *

Name of merging entity

Jurisdiction — Entity type *

Name of merging entity

Jurisdiction — Entity type *

and,

All American Energy Holding, Inc.
Name of surviving entity

Wyoming — Jurisdiction
Corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust

Filing Fee: $350.00

This form must be accompanied by appropriate fees

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: Adam S. Tracy

c/o: Securities Compliance Group
2100 Manchester Rd., Suite 615
Wheaton, IL 60187

3) Choose one:

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

All American Energy Holding, Inc., a Nevada corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

All American Energy Holding, Inc., a Wyoming corp
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: 11-2-16 **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A 200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers, A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

All American Energy Holding, Inc., A Nevada Corp
Name of merging entity

X [signature] | President | 11 2 16
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

and

All American Energy Holdings, Inc., a Wyoming Corp
Name of surviving entity

X [signature] | President | 11 2 16
Signature | Title | Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20170394444-68
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 09/15/2017 4:29 PM
	Entity Number: C20283-1994

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

All American Energy Corp.
Name of merging entity

Nevada	Corporation
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

All American Energy Holding, Inc.
Name of surviving entity

Nevada	Corporation
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

All American Energy Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

All American Energy Holding, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

The corporate name of the surviving entity is changed to the corporate name of the merging entity: "All American Energy Corp."

See paragraph 4 of the Plan of Merger for 1:110 exchange ratio for shares of both the surviving corporation and the merging corporation.

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

All American Energy Corp.
Name of merging entity

X [signature] President 09/14/2017
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

and,

All American Energy Holding, Inc.
Name of surviving entity

X [signature] President 09/14/2017
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PLAN OF MERGER
(Pursuant to Nevada Revised Statutes Section 92A.180)

1. The names of the parent and subsidiary are:

   Parent: All American Energy Holding, Inc.
   Subsidiary: All American Energy Corp.

2. The Parent owns 100% of the outstanding capital stock of the subsidiary.

3. The Parent shall be the surviving corporation of the merger.

4. The manner and basis of converting the owner's interests of the disappearing entity into the owner's interests, obligations or other securities of the surviving or any other entity or into cash or other property in whole or in part is as follows: On the effective date of the merger, each outstanding 110 shares of common stock of the parent and each 110 outstanding shares of common stock of the subsidiary shall be converted into 1 share of common stock of the parent. The surviving entity shall not be required to issue fractional shares, but shall round up to the nearest whole number of shares.

5. The directors and officers of the surviving corporation shall be the following, who shall each serve until their respective successors are duly qualified:

   Directors: Christopher P. Vallos
   President and CEO: Christopher P. Vallos
   Treasurer and CFO: Christopher P. Vallos
   Secretary: Christopher P. Vallos

6. The parent shall mail a copy or summary of this plan of merger to each owner of the subsidiary who does not waive the mailing requirement in writing.

7. Upon the effectiveness of the merger, the surviving entity shall adopt the corporate name of the subsidiary.

8. The Merger shall be effective upon filing of Articles of Merger with the Nevada Secretary of State.

ALL AMERICAN ENERGY HOLDING, INC.

By [signature]
Christopher P. Vallos, President
Date: September 14, 2017

ALL AMERICAN ENERGY CORP.

By [signature]
Christopher P. Vallos, President
Date: September 14, 2017

140105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20180108982-49
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 03/08/2018 1:48 PM
	Entity Number: E0119312018-3

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Core Lithium Corp.
Name of merging entity

Nevada — Jurisdiction
Corporation — Entity type *

Name of merging entity

Jurisdiction — Entity type *

Name of merging entity

Jurisdiction — Entity type *

Name of merging entity

Jurisdiction — Entity type *

and,

All American Energy Corp.
Name of surviving entity

Nevada — Jurisdiction
Corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

442,838,384v1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.

(a) Owner's approval was not required from

Core Lithium Corp.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

All American Energy Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

442,636,364v1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

1. Name of Corporation: Core Lithium Corp,

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: March 23, 2016 Time: 8:00 am

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

:AC 442,838,384v1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Core Lithium Corp.
Name of merging entity

X [signature] — President — 03/08/18
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

and,

All American Energy Corp.
Name of surviving entity

X [signature] — President — 03/08/18
Signature — Title — Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.